UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Amplitude, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40817	45-3937349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Third Street, Suite 200

San Francisco, California 94103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 231-2353

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	AMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Amplitude, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected each of the Company’s nominees as Class II directors, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iii) recommended, on an advisory (non-binding) basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The final results with respect to each proposal are set forth below.

Proposal One – Election of Directors

The Company’s stockholders elected each of the three persons named below as a Class II director to serve until the Company’s 2026 annual meeting of stockholders, and until each such director’s respective successor is elected and qualified. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Pat Grady	180,153,856	7,715,980	12,935,682
Curtis Liu	179,428,493	8,441,343	12,935,682
Catherine Wong	180,110,384	7,759,452	12,935,682

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
200,774,835	23,216	7,467	—

Proposal Three – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders recommended, on an advisory (non-binding) basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
187,545,435	4,915	61,590	257,896	12,935,682

Based on these voting results, and the recommendation of the Company’s board of directors set forth in the proxy statement for the Annual Meeting, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITUDE, INC.

Date: June 9, 2023	By:	/s/ Christopher Harms
	Name:	Christopher Harms
	Title:	Chief Financial Officer